Exhibit 99.1
MariMed Reports Second Quarter 2025 Earnings

NORWOOD, MA, August 6, 2025 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the second quarter ended June 30, 2025.

Management Commentary

“We delivered growth and expanded operations across our business during the second quarter, continuing our progress of building a leading cannabis consumer packaged goods company,” said Jon Levine, MariMed Chief Executive Officer. “Our ‘Expand the Brand’ strategy is working. Our innovative, high-quality portfolio of brands grew or maintained their market share across our core markets. We remain confident in delivering the shareholder value our investors deserve by leveraging our brands as the primary growth engine of our company. Looking ahead, we anticipate increasing product distribution through the addition of adult-use sales in Delaware, a new licensing agreement in Maine, and our recently announced entry into Pennsylvania. In addition, the strength of our balance sheet affords us optionality with respect to M&A and licensing opportunities.”

“We delivered sequential growth in both wholesale and retail revenues for the second quarter, a substantial increase in adjusted EBITDA, and we were cash flow positive,” said Mario Pinho, MariMed Chief Financial Officer. “Our performance reflects strong execution in Massachusetts, full-quarter contributions from Delaware, and a solid retail strategy. With the METRC system migration in Illinois behind us and Missouri under active review, we remain confident in the revenue catalysts we have built for the second half of the year, including adult use in Delaware, entry into Pennsylvania, and expanded wholesale.”

Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
	(unaudited)		(unaudited)
Revenue	$39.6	$40.4	$77.6	$78.4
GAAP Gross margin	40%	42%	40%	43%
Non-GAAP Gross margin	42%	43%	42%	43%
GAAP Net loss	$(1.3)	$(1.6)	$(6.7)	$(2.9)
Non-GAAP Net income (loss)	$0.4	$(0.2)	$(3.4)	$(0.8)
Non-GAAP Adjusted EBITDA	$4.9	$4.4	$7.5	$9.0
Non-GAAP Adjusted EBITDA margin	12%	11%	10%	12%

1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

CONFERENCE CALL

MariMed management will host a conference call on Thursday, August 7, 2025 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: Q225 MRMD Earnings Call.
SECOND QUARTER 2025 OPERATIONAL HIGHLIGHTS
During the second quarter, the Company announced the following development in the implementation of its strategic growth plan:
•April 1: Launched its Nature’s Heritage™-branded cannabis flower, pre-rolls, and vapes in Illinois, marking the first time the brand’s premium products are available in the state.
•April 3: Expanded the line-up of its top-selling Betty’s Eddies™-branded cannabis chews with the introduction of a new caramel chew, Betty’s Caramelt Away.
•April 8: Promoted Ryan Crandall to Chief Commercial Officer to lead the Company’s commercial strategy and activities, including Sales, Marketing, Product Development, and Retail Operations. He had served as the Company’s Chief Revenue Officer since July 2022, and previously was its Chief Products Officer and SVP, Sales for four years.
•May 29: Expended its branded product line-up with the introduction of MycroDose by Nature's Heritage, a vegan pill that combines full-spectrum cannabis with the added benefits of functional mushrooms.

OTHER DEVELOPMENTS

Subsequent to the end of the second quarter, the Company announced the following further developments:

•July 14: Expanded the distribution of Betty’s Eddies to Maine for both adult-use cannabis consumers and medical patients through a new licensing partnership.
•July 31: Announced a Managed Services Agreement (“MSA”) to assume day-to-day management of a cultivation and processing facility in Pennsylvania owned by a division of multi-state cannabis operator TILT Holdings. In addition, a licensing agreement will enable the Company to distribute its award-winning, branded products in Pennsylvania, which is anticipated to become the next state to expand its legal cannabis program to include adult-use sales.
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, Non-GAAP Gross margin, Non-GAAP Operating expenses and Non-GAAP Net income (loss), as supplements to Revenue, Gross margin, Operating expenses, Income (loss) from operations, Net income (loss) and other financial measures prepared in accordance with GAAP.
Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.
Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.
As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.
Management defines non-GAAP Adjusted EBITDA as income (loss) from operations, determined in accordance with GAAP, excluding the following items:

•depreciation and amortization of property and equipment;
•amortization of acquired intangible assets;
•impairment or write-downs of acquired intangible assets;
•inventory revaluation;
•stock-based compensation;
•severance;
•legal settlements; and
•acquisition-related and other expenses.

For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.

ABOUT MARIMED

MariMed Inc. is a leading multi-state cannabis operator, known for developing and managing state-of-the-art cultivation, production, and retail facilities. Our award-winning portfolio of cannabis brands, including Betty's Eddies™, Bubby’s Baked™, Vibations™, InHouse™, and Nature’s Heritage™, sets us apart as an industry leader. These trusted brands, crafted with quality and innovation, are recognized and loved by consumers across the country. With a commitment to excellence, MariMed continues to drive growth and set new standards in the cannabis industry. For additional information, visit www.marimedinc.com.
IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS:
The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2025, including anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

All trademarks and service marks are the property of their respective owners.

Neither the CSE nor its Regulation Services accepts responsibility for the adequacy or accuracy of this release.
For More Information Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$6,138	$7,282
Accounts receivable, net	7,688	8,742
Inventory	38,825	33,488
Deferred rents receivable	—	556
Notes receivable, current portion	39	52
Other current assets	4,440	3,389
Total current assets	57,130	53,509
Property and equipment, net	92,646	94,167
Intangible assets, net	20,721	18,639
Goodwill	20,051	15,812
Notes receivable, net of current portion	827	840
Operating lease right-of-use assets	8,252	8,730
Finance lease right-of-use assets	3,676	4,073
Other assets	1,070	11,219
Total assets	$204,373	$206,989

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$3,419	$5,126
Accounts payable	11,218	13,189
Accrued expenses and other	7,412	4,435
Income taxes payable	25,442	21,922
Operating lease liabilities, current portion	2,040	1,988
Finance lease liabilities, current portion	1,413	2,018
Total current liabilities	50,944	48,678
Mortgages and notes payable, net of current portion	70,899	69,860
Operating lease liabilities, net of current portion	7,045	7,549
Finance lease liabilities, net of current portion	2,212	1,926
Other liabilities	100	100
Total liabilities	131,200	128,113

Commitments and contingencies

Mezzanine equity
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	—	4,275
Total mezzanine equity	14,725	19,000

Stockholders’ equity
Common stock	392	381
Additional paid-in capital	178,698	173,366
Accumulated deficit	(118,840)	(112,119)
Noncontrolling interests	(1,802)	(1,752)
Total stockholders’ equity	58,448	59,876
Total liabilities, mezzanine equity and stockholders’ equity	$204,373	$206,989

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30
	2025	2024	2025	2024

Revenue	$39,611	$40,438	$77,566	$78,371
Cost of revenue	23,579	23,529	46,396	44,990
Gross profit	16,032	16,909	31,170	33,381

Gross margin	40.5%	41.8%	40.2%	42.6%

Operating expenses:
Personnel	7,392	6,958	14,733	13,423
Marketing and promotion	761	1,856	1,659	3,618
General and administrative	6,343	6,804	12,593	12,944
Acquisition-related and other	139	350	251	434
Bad debt	256	(15)	1,644	(15)
Total operating expenses	14,891	15,953	30,880	30,404

Income from operations	1,141	956	290	2,977

Interest and other (expense) income:
Interest expense	(1,762)	(1,724)	(3,524)	(3,353)
Interest income	25	25	49	51
Other income (expense), net	17	(30)	17	(50)
Total interest and other expense, net	(1,720)	(1,729)	(3,458)	(3,352)

Loss before income taxes	(579)	(773)	(3,168)	(375)
Provision for income taxes	691	866	3,522	2,556

Net loss	(1,270)	(1,639)	(6,690)	(2,931)
Less: Net (loss) income attributable to noncontrolling interests	(1)	12	31	18
Net loss attributable to common stockholders	$(1,269)	$(1,651)	$(6,721)	$(2,949)

Net loss per share attributable to common stockholders:
Basic	$(0.00)	$(0.00)	$(0.02)	$(0.01)
Diluted	$(0.00)	$(0.00)	$(0.02)	$(0.01)

Weighted average common shares outstanding:
Basic	389,903	379,514	386,250	377,362
Diluted	389,903	379,514	386,250	377,362

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six months ended
	June 30,
	2025	2024
Cash flows from operating activities:
Net loss attributable to common stockholders	$(6,721)	$(2,949)
Net income attributable to noncontrolling interests	31	18
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization of property and equipment	3,921	3,946
Amortization of intangible assets	1,918	1,183
Stock-based compensation	1,096	492
Amortization of warrants issued as payment for services received	—	218
Amortization of debt discount	222	175
Amortization of debt issuance costs	36	37
Payment-in-kind interest	30	69
Bad debt expense	1,644	(15)
Obligations settled with common stock	2	2
Loss on disposal of assets	256	36
Loss on changes in fair value of investments	—	144
Changes in operating assets and liabilities:
Accounts receivable, net	1,301	(530)
Deferred rents receivable	12	37
Inventory	(1,718)	(5,833)
Other current assets	51	930
Other assets	(2,905)	1,919
Accounts payable	(2,713)	3,607
Accrued expenses and other	1,607	955
Income taxes payable	3,520	1,954
Net cash provided by operating activities	1,590	6,395

Cash flows from investing activities:
Purchases of property and equipment	(575)	(8,336)
Business combinations, net of cash acquired, and asset purchases	231	(4,250)
Advances toward future business combinations and asset purchases	(50)	(485)
Purchases and renewals of cannabis licenses	(301)	(623)
Proceeds from notes receivable	26	13
Due from third party	—	(128)
Net cash used in investing activities	(669)	(13,809)

Cash flows from financing activities:
Proceeds from Construction to Permanent Commercial Real Estate Mortgage Loan	—	2,948
Proceeds from mortgages	2,000	1,163
Payment of third-party debt issuance costs in connection with debt	(9)	—
Principal payments of mortgages	(741)	(138)

	Six months ended
	June 30,
	2025	2024
Repayment and retirement of mortgages	(689)	—
Principal payments of promissory notes	(1,919)	(253)
Principal payments of finance leases	(626)	(676)
Distributions	(81)	(83)
Net cash (used in) provided by financing activities	(2,065)	2,961

Net decrease in cash and cash equivalents	(1,144)	(4,453)
Cash and equivalents, beginning of year	7,282	14,645
Cash and cash equivalents, end of period	$6,138	$10,192

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2024	2025	2024
Non-GAAP Adjusted EBITDA
GAAP Income from operations	$1,141	$956	$290	$2,977
Depreciation and amortization of property and equipment	2,114	2,008	3,921	3,946
Amortization of acquired intangible assets	969	809	1,918	1,183
Stock-based compensation	549	248	1,096	492
Acquisition-related and other	139	350	251	434
Adjusted EBITDA	$4,912	$4,371	$7,476	$9,032

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	2.9%	2.4%	0.4%	3.8%
Depreciation and amortization of property and equipment	5.3%	4.9%	5.0%	5.0%
Amortization of acquired intangible assets	2.4%	2.0%	2.5%	1.5%
Stock-based compensation	1.4%	0.6%	1.4%	0.6%
Acquisition-related and other	0.4%	0.9%	0.3%	0.6%
Adjusted EBITDA margin	12.4%	10.8%	9.6%	11.5%

GAAP Gross margin	40.5%	41.8%	40.2%	42.6%
Amortization of acquired intangible assets	1.4%	1.1%	1.4%	0.7%
Non-GAAP Gross margin	41.9%	42.9%	41.6%	43.3%

GAAP Operating expenses	$14,891	$15,953	$30,880	$30,404
Amortization of acquired intangible assets	(397)	(362)	(808)	(605)
Stock-based compensation	(549)	(248)	(1,096)	(492)
Acquisition-related and other	(139)	(350)	(251)	(434)
Non-GAAP Operating expenses	$13,806	$14,993	$28,725	$28,873

GAAP Net loss	$(1,270)	$(1,639)	$(6,690)	$(2,931)
Amortization of acquired intangible assets	969	809	1,918	1,183
Stock-based compensation	549	248	1,096	492
Acquisition-related and other	139	350	251	434
Non-GAAP net income (loss)	$387	$(232)	$(3,425)	$(822)

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2025	2024	2025	2024
Product sales - retail	$22,439	$23,623	$43,218	$45,969
Product sales - wholesale	17,131	15,868	33,917	30,373
Other revenue	41	947	431	2,029
Total revenue	$39,611	$40,438	$77,566	$78,371